Net Trading Income (Tables)	12 Months Ended
Mar. 31, 2019
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Summary of Net Trading Income

Net trading income for the fiscal years ended March 31, 2019, 2018 and 2017 consisted of the following:

	For the fiscal year ended March 31,
	2019	2018	2017
	(In millions)
Interest rate	¥176,352	¥128,137	¥79,650
Foreign exchange	92,835	87,322	51,143
Equity	46,576	48,047	39,478
Credit	3,667	5,735	13,063
Others	872	1,223	629

Total net trading income	¥320,302	¥270,464	¥183,963